Supplement to the currently effective PROSPECTUSES AND SUMMARY PROSPECTUSES

Daily Assets Fund

Upon the recommendation of the Fund’s investment advisor, Deutsche Investment Management Americas Inc., the Fund’s Board has authorized the Fund’s termination, effective on or about December 2, 2016.

Please Retain This Supplement for Future Reference

December 9, 2016

PROSTKR-735